Exhibit 4.5

SUPPLEMENTAL INDENTURE NO. 2

SUPPLEMENTAL INDENTURE No. 2 (this “Supplemental Indenture No. 2”), dated as of June 1, 2011, among the entities listed on Schedule I hereto (the “Massey Guarantors”), Alpha Natural Resources, Inc., a Delaware corporation (the “Issuer”), the Guarantors listed on the signature pages to the Supplemental Indenture No. 1 (as defined below) (the “Guarantors”) and Union Bank, N.A., a national banking association, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Issuer and the existing Guarantors have heretofore executed and delivered to the Trustee a base indenture, dated as of June 1, 2011 (as amended, supplemented or otherwise modified from time to time, the “Base Indenture,” and as supplemented by the Supplemental Indenture No. 1., dated as of June 1, 2011, as amended, supplemented or otherwise modified from time to time, the “Supplemental Indenture No. 1” and together with the Base Indenture, the “Indenture”), providing for, inter alia, the issuance of a series of $800,000,000 6% Senior Notes due 2019 (the “2019 Notes”) and a series of $700,000,000 6.25% Senior Notes due 2021 (the “2021 Notes,” and together with the 2019 Notes, the “Notes”);

WHEREAS, Section 4.13 of the Supplemental Indenture No. 1 provides that under certain circumstances the Massey Guarantors shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Massey Guarantors shall unconditionally guarantee all of the Issuer’s Obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantees”); and

WHEREAS, pursuant to Section 8.01 of the Supplemental Indenture No. 1, the Trustee, the Issuer and the existing Guarantors are authorized to execute and deliver this Supplemental Indenture No 2.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Massey Guarantors, the Issuer, the existing Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. DEFINED TERMS. Defined terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. AGREEMENT TO GUARANTEE. Each of the Massey Guarantors hereby agrees, jointly and severally with all existing Guarantors, to provide an unconditional Guarantee on the terms and subject to the conditions set forth in Article 9 of the Supplemental Indenture No. 1 and to be bound by all other applicable provisions of the Indenture and the Notes and to perform all of the obligations and agreements of a Guarantor under the Indenture.

3. NO RECOURSE AGAINST OTHERS. A director, manager, officer, employee, incorporator, member or stockholder of the Issuer or any of the Guarantors, as such, will not have any liability for any obligations of the Issuer or the Guarantors under the Notes, the Note Guarantees or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

4. NOTICES. All notices or other communications to the Massey Guarantors shall be given as provided in Section 11.09 of the Supplemental Indenture No. 1.

5. RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURES PART OF INDENTURE. Except as expressly amended hereby, each of the Base Indenture and Supplemental Indenture No. 1 is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture No. 2 shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

6. NEW YORK LAW TO GOVERN. THIS SUPPLEMENTAL INDENTURE NO. 2. AND THE NOTES SHALL EACH BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

7. DUPLICATE ORIGINALS. The parties may sign any number of copies of this Supplemental Indenture No. 2. Each signed copy shall be an original, but all of them together represent the same agreement. Delivery of an executed counterpart by facsimile shall be effective as delivery of a manually executed counterpart thereof.

8. EFFECT OF HEADINGS. The Section headings in this Supplemental Indenture No. 2 are for convenience only and shall not affect the construction hereof.

9. TRUSTEE MAKES NO REPRESENTATION. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture No. 2.

[Signature pages follow]

SIGNATURES

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of June 1, 2011.

ALPHA NATURAL RESOURCES, INC.

By:	/s/ Vaughn R. Groves
	Name:	Vaughn R. Groves
	Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Supplemental Indenture No. 2]

ALPHA AMERICAN COAL COMPANY, LLC
ALPHA AMERICAN COAL HOLDING, LLC
ALPHA COAL RESOURCES COMPANY, LLC
ALPHA COAL SALES CO., LLC ALPHA COAL WEST, INC.
ALPHA ENERGY SALES, LLC ALPHA INDIA, LLC
ALPHA MIDWEST HOLDING COMPANY
ALPHA PA COAL TERMINAL, LLC
ALPHA WYOMING LAND COMPANY, LLC
BARBARA HOLDINGS INC.
CASTLE GATE HOLDING COMPANY
COAL GAS RECOVERY, LLC
DELTA MINE HOLDING COMPANY
DRY SYSTEMS TECHNOLOGIES, INC.
ENERGY DEVELOPMENT CORPORATION
FOUNDATION MINING, LLC FOUNDATION PA COAL COMPANY, LLC
FOUNDATION ROYALTY COMPANY
FREEPORT MINING, LLC
FREEPORT RESOURCES COMPANY, LLC JAY CREEK HOLDING, LLC
KINGSTON MINING, INC.
KINGSTON PROCESSING, INC.
KINGSTON RESOURCES, INC.
LAUREL CREEK CO., INC.
MAPLE MEADOW MINING COMPANY
NEWEAGLE COAL SALES CORP.
NEWEAGLE DEVELOPMENT CORP.
NEWEAGLE INDUSTRIES, INC.
NEWEAGLE MINING CORP.
ODELL PROCESSING INC.
PAYNTER BRANCH MINING, INC.
PENNSYLVANIA LAND HOLDINGS COMPANY, LLC
PENNSYLVANIA SERVICES CORPORATION
PIONEER FUEL CORPORATION
PIONEER MINING, INC.
PLATEAU MINING CORPORATION
RED ASH SALES COMPANY, INC.
RIVER PROCESSING CORPORATION
RIVEREAGLE CORP.
RIVERTON COAL PRODUCTION INC.
RIVERTON COAL SALES, INC.
ROCKSPRING DEVELOPMENT, INC.

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[Signature Page to Supplemental Indenture No. 2]

RUHRKOHLE TRADING CORPORATION
SIMMONS FORK MINING, INC.
WABASH MINE HOLDING COMPANY
WARRICK HOLDING COMPANY

By:	/s/ Vaughn R. Groves
	Name:	Vaughn R. Groves
	Title:	Vice President and Secretary

ALPHA SHIPPING AND CHARTERING, LLC

By:	/s/ Vaughn R. Groves
	Name:	Vaughn R. Groves
	Title:	Vice President and Assistant Secretary

ALPHA LAND AND RESERVES, LLC

By:	/s/ Vaughn R. Groves
	Name:	Vaughn R. Groves
	Title:	President and Manager

ALPHA NATURAL RESOURCES, LLC
ALPHA NATURAL RESOURCES SERVICES, LLC

By:	/s/ Vaughn R. Groves
	Name:	Vaughn R. Groves
	Title:	Executive Vice President, General Counsel and Assistant Secretary

[Signature Page to Supplemental Indenture No. 2]

ALPHA TERMINAL COMPANY, LLC

AMFIRE, LLC

AMFIRE HOLDINGS, LLC

AMFIRE MINING COMPANY, LLC

AXIOM EXCAVATING AND GRADING SERVICES, LLC

BLACK DOG COAL, LLC

BROOKS RUN MINING COMPANY, LLC

BUCHANAN ENERGY COMPANY, LLC

CALLAWAY LAND AND RESERVES, LLC

COBRA NATURAL RESOURCES, LLC

CORAL ENERGY SERVICES, LLC

DICKENSON-RUSSELL COAL COMPANY, LLC

DICKENSON-RUSSELL LAND AND RESERVES, LLC

ENTERPRISE LAND AND RESERVES, LLC

ENTERPRISE MINING COMPANY, LLC

ESPERANZA COAL CO., LLC

HERNDON PROCESSING COMPANY, LLC

KEPLER PROCESSING COMPANY, LLC

KINGWOOD MINING COMPANY, LLC

LITWAR PROCESSING COMPANY, LLC

MAXXIM REBUILD CO., LLC

MAXXIM SHARED SERVICES, LLC

MAXXUM CARBON RESOURCES, LLC

MCDOWELL-WYOMING COAL COMPANY LLC

NICEWONDER CONTRACTING, INC.

PALLADIAN LIME, LLC

PARAMONT COAL COMPANY VIRGINIA, LLC

PREMIUM ENERGY, LLC

RIVERSIDE ENERGY COMPANY, LLC

SOLOMONS MINING COMPANY

TWIN STAR MINING, INC.

VIRGINIA ENERGY COMPANY, LLC

WHITE FLAME ENERGY, INC.

By:	/s/ Vaughn R. Groves
	Name:	Vaughn R. Groves
	Title:	Vice President

[Signature Page to Supplemental Indenture No. 2]

AMFIRE WV, L.P.
By:	AMFIRE Holdings, LLC, as General Partner

By:	/s/ Vaughn R. Groves
	Name:	Vaughn R. Groves
	Title:	Vice President

CUMBERLAND COAL RESOURCES, LP
By:	Pennsylvania Services Corporation, as General Partner

By:	/s/ Vaughn R. Groves
	Name:	Vaughn R. Groves
	Title:	Vice President and Secretary

EMERALD COAL RESOURCES, LP
By:	Pennsylvania Services Corporation, as General Partner

By:	/s/ Vaughn R. Groves
	Name:	Vaughn R. Groves
	Title:	Vice President and Secretary

[Signature Page to Supplemental Indenture No. 2]

ALPHA AUSTRALIA, LLC
ALPHA AUSTRALIA SERVICES, LLC
ALPHA NATURAL RESOURCES INTERNATIONAL, LLC
ALPHA SUB FIVE, LLC
ALPHA SUB FOUR, LLC
ALPHA SUB ONE, LLC
ALPHA SUB THREE, LLC
ALPHA SUB TWO, LLC

By:	/s/ Vaughn R. Groves
	Name:	Vaughn R. Groves
	Title:	President, Manager and Secretary

MOUNTAIN MERGER SUB, INC.

By:	/s/ Vaughn R. Groves
	Name:	Vaughn R. Groves
	Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Supplemental Indenture No. 2]

Dated as of June 1, 2011

ALPHA APPALACHIA HOLDINGS, INC.

By:	/s/ Vaughn R. Groves
	Name:	Vaughn R. Groves
	Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Supplemental Indenture No. 2]

ALEX ENERGY, INC.

ALLIANCE COAL CORPORATION

ALPHA APPALACHIA SERVICES, INC.

ALPHA EUROPEAN SALES, INC.

ALPHA GAS AND OIL COMPANY

APPALACHIA COAL SALES COMPANY, INC.

APPALACHIA HOLDING COMPANY

ARACOMA COAL COMPANY, INC.

A. T. MASSEY COAL COMPANY, INC.

BANDMILL COAL CORPORATION

BANDYTOWN COAL COMPANY

BARNABUS LAND COMPANY

BELFRY COAL CORPORATION

BEN CREEK COAL COMPANY

BIG BEAR MINING COMPANY

BIG LAUREL MINING CORPORATION

BLACK KING MINE DEVELOPMENT CO.

BLACK MOUNTAIN RESOURCES LLC

BLUFF SPUR COAL CORPORATION

BOONE EAST DEVELOPMENT CO.

BOONE ENERGY COMPANY

BOONE WEST DEVELOPMENT CO.

BULL MOUNTAIN MINING CORPORATION

CAVE SPUR COAL LLC

CENTRAL PENN ENERGY COMPANY, INC

CENTRAL WEST VIRGINIA ENERGY COMPANY

CERES LAND COMPANY

CLEAR FORK COAL COMPANY

CLOVERLICK COAL COMPANY LLC

CLOVERLICK MANAGEMENT LLC

CRYSTAL FUELS COMPANY

CUMBERLAND EQUIPMENT CORPORATION

CUMBERLAND RESOURCES CORPORATION

DEHUE COAL COMPANY

DELBARTON MINING COMPANY

DEMETER LAND COMPANY

DORCHESTER ASSOCIATES LLC

DORCHESTER ENTERPRISES, INCORPORATED

DOUGLAS POCAHONTAS COAL CORPORATION

DRIH CORPORATION

DUCHESS COAL COMPANY

EAGLE ENERGY, INC

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[Signature Page to Supplemental Indenture No. 2]

ELK RUN COAL COMPANY, INC.

EN ROUTE LLC

EXETER COAL CORPORATION

FOGLESONG ENERGY COMPANY

GOALS COAL COMPANY

GREEN VALLEY COAL COMPANY

GREYEAGLE COAL COMPANY

GUEST MOUNTAIN MINING CORPORATION

HADEN FARMS, INC.

HANNA LAND COMPANY, LLC

HARLAN RECLAMATION SERVICES LLC

HAZY RIDGE COAL COMPANY

HIGH SPLINT COAL LLC

HIGHLAND MINING COMPANY

HOPKINS CREEK COAL COMPANY

INDEPENDENCE COAL COMPANY, INC.

JACKS BRANCH COAL COMPANY

JOBONER COAL COMPANY

JST LAND COMPANY

JST MINING COMPANY

JST RESOURCES LLC

KANAWHA ENERGY COMPANY

KNOX CREEK COAL CORPORATION

LAUREN LAND COMPANY

LAXARE, INC

LOGAN COUNTY MINE SERVICES, INC.

LONG FORK COAL COMPANY

LYNN BRANCH COAL COMPANY, INC.

MAGGARD BRANCH COAL LLC

MAJESTIC MINING, INC.

MARFORK COAL COMPANY, INC.

MARTIN COUNTY COAL CORPORATION

MEADOW BRANCH COAL LLC

MEADOW BRANCH MINING CORPORATION

MILL BRANCH COAL CORPORATION

MOUNTAIN MANAGEMENT, INCORPORATED

NEW MARKET LAND COMPANY

NEW RIDGE MINING COMPANY

NEW RIVER ENERGY CORPORATION

NICCO CORPORATION

NICHOLAS ENERGY COMPANY

NINE MILE SPUR LLC

NORTH FORK COAL CORPORATION

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[Signature Page to Supplemental Indenture No. 2]

OMAR MINING COMPANY

OSAKA MINING CORPORATION

PANTHER MINING LLC

PEERLESS EAGLE COAL CO.

PERFORMANCE COAL COMPANY

PETER CAVE MINING COMPANY

PIGEON CREEK PROCESSING CORPORATION

PILGRIM MINING COMPANY, INC.

POWELL RIVER RESOURCES CORPORATION

POWER MOUNTAIN COAL COMPANY

RAVEN RESOURCES, INC.

RAWL SALES & PROCESSING CO.

RESOURCE DEVELOPMENT LLC

RESOURCE LAND COMPANY LLC

ROAD FORK DEVELOPMENT COMPANY, INC.

ROBINSON-PHILLIPS COAL COMPANY

RODA RESOURCES LLC

ROSTRAVER ENERGY COMPANY

RUM CREEK COAL SALES, INC.

RUSSELL FORK COAL COMPANY

SC COAL CORPORATION

SCARLET DEVELOPMENT COMPANY

SHANNON-POCAHONTAS COAL CORPORATION

SHANNON-POCAHONTAS MINING COMPANY

SHENANDOAH CAPITAL MANAGEMENT CORP.

SIDNEY COAL COMPANY, INC.

SPARTAN MINING COMPANY

STILLHOUSE MINING LLC

STIRRAT COAL COMPANY

STONE MINING COMPANY

SUPPORT MINING COMPANY

SYCAMORE FUELS, INC.

T. C. H. COAL CO.

TALON LOADOUT COMPANY

TENNESSEE CONSOLIDATED COAL COMPANY

TENNESSEE ENERGY CORP.

TOWN CREEK COAL COMPANY

TRACE CREEK COAL COMPANY

TUCSON LIMITED LIABILITY COMPANY

VANTAGE MINING COMPANY

WEST KENTUCKY ENERGY COMPANY

WHITE BUCK COAL COMPANY

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[Signature Page to Supplemental Indenture No. 2]

WILLIAMS MOUNTAIN COAL COMPANY
WINIFREDE COAL CORPORATION
WYOMAC COAL COMPANY, INC.

By:	/s/ Vaughn R. Groves
	Name:	Vaughn R. Groves
	Title:	Vice President and Secretary

[Signature Page to Supplemental Indenture No. 2]

UNION BANK, N.A.

By:	/s/ James Myers
	Name:	James Myers
	Title:	Vice President

[Signature Page to Supplemental Indenture No. 2]